Accrued Royalties	12 Months Ended
Dec. 31, 2023
Accrued Royalties [Abstract]
Accrued royalties

Note 7 – Accrued royalties

Accrued royalties related to the Company’s licensing agreements with various parties that provided gaming software to the Company. These licensing agreements contain obligations to pay royalty fees ranging from 5% to 50% of either gross or net revenue, and a flat fee per end user of $0.50, subject to an obligation to pay minimum annual royalties of $50,000 as specified in the licensing agreements. As part of the Share Exchange, the Company assumed accrued royalties in the amount of $714,194, and accrued an additional $6,438 subsequent to the Share Exchange. As the statute of limitations for the collection of the royalties had passed, the Company retired the royalty accrual amounting to $720,632 during the fourth quarter of 2023 and ceased to accrue any further amounts.